                                                                   EXHIBIT 10.11

                                 LOAN AGREEMENT




                                     between




             COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION,
                             a Delaware corporation



                                       and



                     WELLS FARGO BANK, NATIONAL ASSOCIATION











                        Executed as of December __, 2000

                                TABLE OF CONTENTS


ARTICLE 1.  DEFINITIONS.....................................................................1
        1.1 DEFINED TERMS...................................................................1
        1.2 EXHIBITS INCORPORATED...........................................................2

ARTICLE 2.  LOAN............................................................................2
        2.1 LOAN............................................................................2
        2.2 LOAN FEE........................................................................3
        2.3 LOAN DOCUMENTS..................................................................3
        2.4 EFFECTIVE DATE..................................................................3
        2.5 MATURITY DATE...................................................................3
        2.6 CREDIT FOR PRINCIPAL PAYMENTS...................................................3
        2.7 INTENTIONALLY OMITTED...........................................................3
        2.8 INTENTIONALLY OMITTED...........................................................3
        2.9 FULL REPAYMENT AND RECONVEYANCE.................................................3
        2.10 LIMITATION ON BORROWER'S LIABILITY.............................................3

ARTICLE 3.  DISBURSEMENT....................................................................4
        3.1 CONDITIONS PRECEDENT............................................................4
        3.2 ACCOUNT, PLEDGE AND ASSIGNMENT, AND DISBURSEMENT AUTHORIZATION..................4

ARTICLE 4.  INTENTIONALLY OMITTED...........................................................4

ARTICLE 5.  INSURANCE.......................................................................5
        5.1 TITLE INSURANCE.................................................................5
        5.2 PROPERTY INSURANCE..............................................................5
        5.3 FLOOD HAZARD INSURANCE..........................................................5
        5.4 LIABILITY INSURANCE.............................................................5
        5.5 GENERAL.........................................................................5

ARTICLE 6.  REPRESENTATIONS AND WARRANTIES..................................................5
        6.1 AUTHORITY/ENFORCEABILITY........................................................5
        6.2 BINDING OBLIGATIONS.............................................................5
        6.3 FORMATION AND ORGANIZATIONAL DOCUMENTS..........................................5
        6.4 NO VIOLATION....................................................................5
        6.5 COMPLIANCE WITH LAWS............................................................6
        6.6 INTENTIONALLY OMITTED...........................................................6
        6.7 FINANCIAL CONDITION.............................................................6
        6.8 INTENTIONALLY OMITTED...........................................................6
        6.9 ACCURACY........................................................................6
        6.10 AMERICANS WITH DISABILITIES ACT COMPLIANCE.....................................6
        6.11 BUSINESS LOAN..................................................................6

ARTICLE 7.  HAZARDOUS MATERIALS.............................................................6
        7.1 SPECIAL REPRESENTATIONS AND WARRANTIES..........................................6
            (a) Hazardous Materials.........................................................6
            (b) Hazardous Materials Laws....................................................7
            (c) Hazardous Materials Claims..................................................7
        7.2 HAZARDOUS MATERIALS COVENANTS...................................................7
            (a) No Hazardous Activities.....................................................7
            (b) Compliance..................................................................7
            (c) Notices.....................................................................7
            (d) Remedial Action.............................................................7
        7.3 INSPECTION BY LENDER............................................................7
        7.4 INTENTIONALLY OMITTED...........................................................7
        7.5 LEGAL EFFECT OF SECTION.........................................................8

ARTICLE 8.  COVENANTS OF BORROWER...........................................................8
        8.1 EXPENSES........................................................................8
        8.2 ERISA COMPLIANCE................................................................8
        8.3 LEASING.........................................................................8
        8.4 APPROVAL OF LEASES..............................................................8
        8.5 INTENTIONALLY OMITTED...........................................................8
        8.6 INTENTIONALLY OMITTED...........................................................8
        8.7 INTENTIONALLY OMITTED...........................................................8
        8.8 OPINION OF LEGAL COUNSEL........................................................8
        8.9 FURTHER ASSURANCES..............................................................9
        8.10 ASSIGNMENT.....................................................................9
        8.11 MANAGEMENT OF PROPERTY.........................................................9
        8.12    SECURITY DEPOSITS...........................................................9

ARTICLE 9.  REPORTING COVENANTS.............................................................9
        9.1 FINANCIAL INFORMATION...........................................................9
        9.2 BOOKS AND RECORDS...............................................................9

ARTICLE 10.  DEFAULTS AND REMEDIES.........................................................10
        10.1 DEFAULT.......................................................................10
             (a) Monetary..................................................................10
             (b) Performance of Obligations................................................10
             (c) Use.......................................................................10
             (d) Condemnation; Attachment..................................................10
             (e) Representations and Warranties............................................10
             (f) Voluntary Bankruptcy; Insolvency; Dissolution.............................10
             (g) Involuntary Bankruptcy....................................................10
             (h) Loss of Priority..........................................................10
             (i) Hazardous Materials.......................................................10
        10.2 ACCELERATION UPON DEFAULT; REMEDIES...........................................10
        10.3 DISBURSEMENTS TO THIRD PARTIES................................................11
        10.4 REPAYMENT OF FUNDS ADVANCED...................................................11
        10.5 RIGHTS CUMULATIVE, NO WAIVER..................................................11
        10.6   POST-DEFAULT ACCESS.........................................................11

ARTICLE 11.  MISCELLANEOUS PROVISIONS......................................................11
        11.1 INDEMNITY.....................................................................11
        11.2 FORM OF DOCUMENTS.............................................................12
        11.3 NO THIRD PARTIES BENEFITED....................................................12
        11.4 NOTICES.......................................................................12
        11.5 ATTORNEY-IN-FACT..............................................................12
        11.6 ACTIONS.......................................................................12
        11.7 RIGHT OF CONTEST..............................................................12
        11.8 RELATIONSHIP OF PARTIES.......................................................12
        11.9 DELAY OUTSIDE LENDER'S CONTROL................................................12
        11.10 ATTORNEYS' FEES AND EXPENSES; ENFORCEMENT....................................13
        11.11 IMMEDIATELY AVAILABLE FUNDS..................................................13
        11.12 LENDER'S CONSENT.............................................................13
        11.13 LOAN SALES AND PARTICIPATION; DISCLOSURE OF INFORMATION......................13
        11.14 CAPITAL ADEQUACY.............................................................13
        11.15 LENDER'S AGENTS..............................................................13
        11.16 TAX SERVICE..................................................................14
        11.17 ARBITRATION..................................................................14
             (a) Arbitration...............................................................14
             (b) Governing Rules...........................................................14
             (c) No Waiver; Provisional Remedies, Self-Help and Foreclosure................14
             (d) Arbitrator Qualifications and Powers; Awards..............................14
             (e) Judicial Review...........................................................15
             (f) Real Property Collateral; Judicial Reference..............................15
             (g) Miscellaneous.............................................................15
        11.18 WAIVER OF RIGHT TO TRIAL BY JURY.............................................15
        11.19 SEVERABILITY.................................................................16
        11.20 HEIRS, SUCCESSORS AND ASSIGNS................................................16
        11.21 TIME.........................................................................16
        11.22 HEADINGS.....................................................................16
        11.23 GOVERNING LAW................................................................16
        11.24 INTEGRATION; INTERPRETATION..................................................16
        11.25 JOINT AND SEVERAL LIABILITY..................................................16
        11.26 COUNTERPARTS.................................................................16

EXHIBIT A - DESCRIPTION OF PROPERTY........................................................19

EXHIBIT B - DOCUMENTS......................................................................20

                                                                   Loan No. 1440


                                 LOAN AGREEMENT


THIS LOAN AGREEMENT ("Agreement") is executed as of December __, 2000, by and between COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender").


                                 R E C I T A L S

A. Borrower owns or will own certain real property described in Exhibit A hereto and all improvements now or hereafter existing thereon (collectively, the "Property").

B. Borrower desires to borrow from Lender, and Lender agrees to loan to Borrower, the amounts described below.

NOW, THEREFORE, Borrower and Lender agree as follows:


                             ARTICLE 1. DEFINITIONS

     1.1 DEFINED TERMS. The following capitalized terms generally used in this Agreement shall have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement are defined in such sections.

          "Account" - means an account with Lender, account number #4518-100995, in the name of Borrower or Borrower's designee into which Loan proceeds will be deposited.

          "ADA" - means the Americans with Disabilities Act, 42 U.S.C. Sections 12101, et. seq. as now or hereafter amended or modified.

          "Agreement" - shall have the meaning ascribed to such term in the preamble hereto.

          "Applicable LIBO Rate" - shall have the meaning ascribed to such term in the Note.

          "Bankruptcy Code" - means the Bankruptcy Reform Act of 1978 (11 USC
          Section 101-1330) as now or hereafter amended or recodified.

          "Border Zone Property" - means any property designated as "border zone property" under the provisions of California Health and Safety Code, Sections 25220 et seq., or any regulation adopted in accordance therewith.

          "Borrower" - means COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, a Delaware corporation.

          "Business Day" - means a day of the week (but not a Saturday, Sunday or holiday) on which the offices of Lender are open to the public for carrying on substantially all of Lender's business functions. Unless specifically referenced in this Agreement as a Business Day, all references to "days" shall be to calendar days.

          "Deed of Trust" - means that certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith executed by Borrower, as Trustor, to American Securities Company, a California corporation, as Trustee, for the benefit of Lender, as Beneficiary, as hereafter amended, supplemented, replaced or modified.

          "Default" - shall have the meaning ascribed to such term in Section 10.1.

          "Effective Date" - means the date the Deed of Trust is recorded in the Office of the County Recorder of the county where the Property is located.

          "Hazardous Materials" - shall have the meaning ascribed to such term in Section 7.1 (a).

          "Hazardous Materials Claims" - shall have the meaning ascribed to such term in Section 7.1 (c).

          "Hazardous Materials Laws" - shall have the meaning ascribed to such term in Section 7.1 (b).

          "Lender" - means WELLS FARGO BANK, NATIONAL ASSOCIATION.

          "LIBO Rate" - shall have the meaning ascribed to such term in the Note.

          "Loan" - means the principal sum that Lender agrees to lend and Borrower agrees to borrow pursuant to the terms and conditions of this
          Agreement: EIGHTEEN MILLION AND NO/100THS DOLLARS ($18,000,000.00).

          "Loan Documents" - means those documents, as hereafter amended, supplemented, replaced or modified, properly executed and in recordable form, if necessary, listed in Exhibit B as Loan Documents.

          "Loan-to-Value Percentage" - shall have the meaning ascribed to such term in Section 2.7.

          "Maturity Date" - means June 1, 2002.

          "Non-Borrower Trustor" - not applicable.

          "Note" - means that certain Promissory Note Secured by Deed of Trust of even date herewith, in the original principal amount of the Loan, executed by Borrower and payable to the order of Lender, as hereafter amended, supplemented, replaced or modified.

          "Original Maturity Date" - means the Maturity Date.

          "Other Related Documents" - means those documents, as hereafter amended, supplemented, replaced or modified from time to time, properly executed and in recordable form, if necessary, listed in Exhibit B as Other Related Documents.

          "Participant" - shall have the meaning ascribed to such term in
          Section 11.13.

          "Property" - shall have the meaning ascribed to such term in Recital
          A.

          "Reserve Percentage" - shall have the meaning ascribed to such term in the Note.

          "Secured Obligations" - shall have the meaning ascribed to such term in the Deed of Trust.

          "Title Policy" - means the ALTA Lender's Policy of Title Insurance as issued by First American Title Company.


     1.2 EXHIBITS INCORPORATED. Exhibits A and B, attached hereto, are hereby incorporated into this Agreement.


                                 ARTICLE 2. LOAN

     2.1 LOAN. Subject to the terms of this Agreement, Lender agrees to lend to Borrower and Borrower agrees to borrow from Lender the principal sum of EIGHTEEN MILLION AND NO/100THS DOLLARS ($18,000,000.00); said sum to be evidenced by the Note of even date herewith. The Note shall be secured, in part, by the Deed of Trust, of even date herewith, encumbering certain real property and improvements as legally defined therein. Amounts disbursed to or on behalf of Borrower pursuant to the Note shall be used for financing purposes.

     2.2 LOAN FEE. Borrower shall pay to Lender, at Loan closing, a loan fee in the amount of $225,000.

     2.3 LOAN DOCUMENTS. Borrower shall deliver to Lender concurrently with this Agreement each of the documents, properly executed and in recordable form, as applicable, described in Exhibit B as Loan Documents, together with those documents described in Exhibit B as Other Related Documents.

     2.4 EFFECTIVE DATE. The date of the Loan Documents is for reference purposes only. The Effective Date of delivery and transfer to Lender of the security under the Loan Documents and of Borrower's and Lender's obligations under the Loan Documents is the date the Deed of Trust is recorded in the Office of the County Recorder of the county where the Property is located.

     2.5 MATURITY DATE. The Maturity Date of the Loan shall be June 1, 2002, at which time all sums due and owing under this Agreement and the other Loan Documents shall be repaid in full. All payments due to Lender under this Agreement, whether at the Maturity Date or otherwise, shall be paid in immediately available funds.

     2.6 CREDIT FOR PRINCIPAL PAYMENTS. Any payment made upon the outstanding principal balance of the Loan shall be credited as of the Business Day received, provided such payment is received by Lender no later than 11:00 a.m. (Pacific Standard Time or Pacific Daylight Time, as applicable) and constitutes immediately available funds. Any principal payment received after said time or which does not constitute immediately available funds shall be credited upon such funds having become unconditionally and immediately available to Lender.

     2.7  INTENTIONALLY OMITTED.

     2.8  INTENTIONALLY OMITTED.

     2.9 FULL REPAYMENT AND RECONVEYANCE. Upon receipt of all sums owing and outstanding under the Loan Documents, Lender shall issue a full reconveyance of the Property from the lien of the Deed of Trust, and all related documents of record evidencing the lien of the Deed of Trust shall be terminated; provided, however, that all of the following conditions shall be satisfied at the time of, and with respect to, such reconveyance: (a) Lender shall have received all reasonable out-of-pocket escrow, closing and recording costs, the costs of preparing and delivering such reconveyance and any sums then due and payable under the Loan Documents; and (b) Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, governmental agency or any other party in connection with the Loan and/or the Property. Lender's obligation to make further disbursements under the Loan shall terminate as to any portion of the Loan undisbursed as of the date of issuance of such release or reconveyance, and any commitment of Lender to lend any undisbursed portion of the Loan shall be canceled.

     2.10 LIMITATION ON BORROWER'S LIABILITY. Lender's recovery against Borrower under the Loan Documents shall be limited solely to the collateral given to Lender as security for Borrower's performance under the Loan Documents and such recovery shall not be a lien, or the basis of a claim of lien or levy of execution, against the general assets of Borrower. Notwithstanding the foregoing, Borrower and the general assets of Borrower shall be fully liable to Lender to the same extent that Borrower would be liable absent the foregoing limitation of this paragraph for: (a) fraud or willful misrepresentation; (b) waste; (c) failure to pay income taxes or other taxes, assessments or other charges attributable to Borrower which can create liens on any portion of the Property (to the full extent of any such taxes, assessments or other charges); (d) the amount of any money or value of any property distributed to any partner of Borrower as a distribution of earnings or income from the Property if such distribution was prohibited under the terms of this Agreement (to the full extent of such distribution); or (e) any breach by Borrower of any covenant under Article 7, entitled HAZARDOUS MATERIALs, any representation or warranty of Borrower under such Article proving to have been untrue when made, or the presence of any significant Hazardous Materials in, on or about the Property which are discovered subsequent to the Effective Date. In addition, the limitations hereof shall not be deemed to limit: (i) any right Lender might otherwise have to obtain injunctive relief against Borrower; (ii) any suit or action in connection with the preservation, enforcement or foreclosure of the liens, mortgages, assignments and security interests now or at any time hereafter securing the payment and performance of all sums and obligations under this Agreement or any of the Loan Documents; or (iii) the collection of amounts which may become owing or payable under or on account of insurance, condemnation awards or damages for other public actions or surety bonds maintained or provided by Borrower; provided, however, that the assertion by Lender of any such right, suit, action or collection of amounts shall not result in a monetary claim upon the general assets of Borrower except as otherwise provided herein.


                             ARTICLE 3. DISBURSEMENT

     3.1 CONDITIONS PRECEDENT. Lender's obligation to make any disbursements or take any other action under the Loan Documents shall be subject at all times to satisfaction of each of the following conditions precedent:

          (a) There exists no Default, as defined in this Agreement, or Default as defined in any of the other Loan Documents or in the Other Related Documents, or event, omission or failure of condition which would constitute a Default after notice or lapse of time, or both;

          (b) Lender shall have received all Loan Documents, other documents, instruments, policies, and forms of evidence or other materials requested by Lender under the terms of this Agreement or any of the other Loan Documents;

          (c) The Deed of Trust is a valid lien upon the Property and is prior and superior to all other liens and encumbrances thereon except those approved by Lender in writing;

          (d) Lender shall have received a written appraisal prepared in conformance with the requirements of the Comptroller of the Currency confirming to the satisfaction of Lender that the Loan amount as a percentage of the fair market value of the Property (after adjustment for senior liens and regular and special tax assessments) does not exceed sixty percent (60%) ("Loan-to-Value Percentage"); The valuation date of such appraisal shall be within thirty (30) days of the date hereof. Any principal balance reduction shall reduce Lender's commitment by a like amount;

          (e) There are no claims, actions, suits, or proceedings pending, or to Borrower's knowledge, threatened against Borrower or affecting the Property; and

          (f) There has been no material adverse change in the financial condition of Borrower since the dates of the latest financial statements furnished to Lender and, except as otherwise disclosed to Lender in writing, Borrower has not entered into any material transaction which is not disclosed in such financial statements.


     3.2 ACCOUNT, PLEDGE AND ASSIGNMENT, AND DISBURSEMENT AUTHORIZATION. The proceeds of the Loan, when qualified for disbursement, shall be deposited into the Account or otherwise disbursed to or for the benefit or account of Borrower under the terms of this Agreement; provided, however, that any direct disbursements from the Loan which are made by means of wire transfer, shall be subject to the provisions of any funds transfer agreement which is identified in Exhibit B hereto. Disbursements hereunder may be made by Lender upon the written request of any person who has been authorized by Borrower to request such disbursements until such time as written notice of Borrower's revocation of such authority is received by Lender at the address herein. As additional security for Borrower's performance under the Loan Documents, Borrower hereby irrevocably pledges and assigns to Lender all monies at any time deposited in the Account.


                        ARTICLE 4. INTENTIONALLY OMITTED

                              ARTICLE 5. INSURANCE

Borrower shall, while any obligation of Borrower remains outstanding, maintain at Borrower's sole expense, with licensed insurers approved by Lender, the following policies of insurance in form and substance satisfactory to Lender:

     5.1 TITLE INSURANCE. A Title Policy, together with any endorsements which Lender may require, insuring Lender, in the principal amount of the Loan, of the validity and the priority of the lien of the Deed of Trust upon the Property, subject only to matters approved by Lender in writing.

     5.2 PROPERTY INSURANCE. A Casualty Insurance policy, in form and substance reasonably acceptable to Lender, including, without limitation, any endorsement Lender may reasonably require, insuring Lender against damage to the Property in an amount acceptable to Lender. Lender shall be named on the policy under a Lender's Loss Payable Endorsement (form #438BFU or equivalent).

     5.3 FLOOD HAZARD INSURANCE. A policy of flood insurance, as required by applicable governmental regulations, or as deemed necessary by Lender.

     5.4 LIABILITY INSURANCE. A policy of comprehensive general liability insurance with limits as required by Lender, insuring against liability for injury and/or death to any person and/or damage to any property occurring on the Property and/or in from any cause whatsoever. No liability or other insurance required to be maintained hereunder by Borrower shall be required to provide coverage with respect to Hazardous Materials, Hazardous Materials Laws or Hazardous Materials Claims.

     5.5 GENERAL. Borrower shall provide to Lender certificates evidencing the existence of all required insurance policies, or other evidence of insurance acceptable to Lender. All insurance policies shall provide that the insurance shall not be cancelable or materially changed without ten (10) days prior written notice to Lender. Lender shall be named under a Lender's Loss Payable Endorsement (form #438BFU or equivalent) on all insurance policies which Borrower actually maintains with respect to the Property. Borrower shall provide to Lender evidence of any other hazard insurance Lender may deem necessary at any time during the Loan.


                    ARTICLE 6. REPRESENTATIONS AND WARRANTIES

As a material inducement to Lender's entry into this Agreement, Borrower represents and warrants to Lender as of the Effective Date and continuing thereafter that:

     6.1 AUTHORITY/ENFORCEABILITY. Borrower is in material compliance with all laws and regulations applicable to its organization, existence and transaction of business and has all necessary rights and powers to own, improve and operate the Property as contemplated by the Loan Documents.

     6.2 BINDING OBLIGATIONS. Borrower is authorized to execute, deliver and perform its obligations under the Loan Documents, and such obligations shall be valid and binding obligations of Borrower.

     6.3 FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has delivered to Lender all formation and organizational documents of Borrower and all such formation and organizational documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower shall immediately provide Lender with copies of any amendments or modifications of the formation or organizational documents.

     6.4 NO VIOLATION. Borrower's execution, delivery, and performance under the Loan Documents do not: (a) require any consent or approval not heretofore obtained under any partnership agreement, operating agreement, articles of incorporation, bylaws or other document; (b) materially violate any governmental requirement applicable to the Property or any other statute, law, regulation or ordinance or any order or ruling of any court or governmental entity; (c) materially conflict with, or constitute a breach or default or permit the acceleration of obligations under any agreement, contract, lease, or other document by which the Borrower is or the Property is bound or regulated; or (d) materially violate any statute, law, regulation or ordinance, or any order of any court or governmental entity.

     6.5 COMPLIANCE WITH LAWS. Borrower has, and at all times shall have obtained, all material permits, licenses, exemptions, and approvals necessary to occupy, operate and market the Property, and shall maintain material compliance with all governmental requirements applicable to the Property and all other applicable statues, laws, regulations and ordinances necessary for the transaction of its business. The Property is a legal parcel lawfully created in full compliance with all subdivision laws and ordinances.

     6.6  INTENTIONALLY OMITTED.

     6.7 FINANCIAL CONDITION. All financial statements and information heretofore and hereafter delivered to Lender by Borrower, including, without limitation, information relating to the financial condition of Borrower, the Property, the partners, joint venturers or members of Borrower, and/or any Guarantors, fairly and accurately represent the financial condition of the subject thereof and have been prepared (except as noted therein) in accordance with generally accepted accounting principles consistently applied. Borrower acknowledges and agrees that Lender may request and obtain additional information from third parties regarding any of the above, including, without limitation, credit reports.

     6.8  INTENTIONALLY OMITTED.

     6.9 ACCURACY. All reports, documents, instruments, information and forms of evidence delivered to Lender concerning the Loan or security for the Loan or required by the Loan Documents are accurate, correct and complete in all material respects and do not contain any material misrepresentation or omission.

     6.10 AMERICANS WITH DISABILITIES ACT COMPLIANCE. Borrower represents and warrants to Lender that, except as previously disclosed to Lender, the Property shall be hereafter maintained in full and strict compliance with the requirements and regulations of the Americans With Disabilities Act, of July 26, 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C. Section 12191, et seq., as hereafter amended. At Lender's written request from time to time, Borrower shall provide Lender with written evidence of such compliance satisfactory to Lender. Borrower shall be solely responsible for all such ADA costs of compliance and reporting.

     6.11 BUSINESS LOAN. The Loan is a business loan transaction in the stated amount solely for the purpose of carrying on the business of Borrower and none of the proceeds of the Loan will be used for the personal, family or agricultural purposes of the Borrower.


                         ARTICLE 7. HAZARDOUS MATERIALS

     7.1 SPECIAL REPRESENTATIONS AND WARRANTIES. This Article 7 contains the exclusive representations and warranties of Borrower to Lender with respect to Hazardous Materials, Hazardous Materials Laws and Hazardous Materials Claims on, about or under the Property. Borrower hereby specially represents and warrants to the best of Borrower's knowledge as of the date of this Agreement as follows:

          (a) HAZARDOUS MATERIALS. Except as previously disclosed to Lender in that certain Expanded Phase I Environmental Site Assessment report dated October 6, 2000, the Property is not and has not been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances," "wastes," "regulated substances," "industrial solid wastes," or "pollutants" under the Hazardous Materials Laws, as described below, and/or other applicable environmental laws, ordinances and regulations (collectively, the "Hazardous Materials"). "Hazardous Materials" shall not include commercially reasonable amounts of such materials used in the ordinary course of operation of the Property which are used and stored in accordance with all applicable environmental laws, ordinances and regulations.

          (b) HAZARDOUS MATERIALS LAWS. Except as previously disclosed to Lender in that certain Expanded Phase I Environmental Site Assessment report dated October 6, 2000, the Property is in compliance with all laws, ordinances and regulations relating to Hazardous Materials ("Hazardous Materials Laws"), including, without limitation: the Clean Air Act, as amended, 42 U.S.C.
               Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C.
               Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations.

          (c) HAZARDOUS MATERIALS CLAIMS. Except as previously disclosed to Lender in that certain Expanded Phase I Environmental Site Assessment report dated October 6, 2000, there are no claims or actions ("Hazardous Materials Claims") pending or threatened against Borrower by any governmental entity or agency or by any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.


     7.2  HAZARDOUS MATERIALS COVENANTS. Borrower agrees as follows:

          (a) NO HAZARDOUS ACTIVITIES. Except as previously disclosed to Lender in that certain Expanded Phase I Environmental Site Assessment report dated October 6, 2000, Borrower shall not cause or permit the Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials.

          (b) COMPLIANCE. Except as previously disclosed to Lender, Borrower shall comply and cause the Property to comply with all Hazardous Materials Laws in all material respects.

          (c) NOTICES. Other than as has been previously disclosed to Lender, Borrower shall immediately notify Lender in writing of: (i) the discovery of any material amounts of Hazardous Materials on, under or about the Property; (ii) any knowledge by Borrower that the Property does not comply with any Hazardous Materials Laws in all material respects; and (iii) any Hazardous Materials Claims against Borrower.

          (d) REMEDIAL ACTION. In response to the presence of any Hazardous Materials on, under or about the Property, other than those previously disclosed to Lender in that certain Expanded Phase I Environmental Site Assessment report dated October 6, 2000, Borrower shall immediately take, at Borrower's sole expense, all remedial action required by any Hazardous Materials Laws or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.

     7.3 INSPECTION BY LENDER. Upon a reasonable suspicion that a violation exists, and upon reasonable prior notice to Borrower, Lender, its employees and agents, may (whether before or after the commencement of a nonjudicial or judicial foreclosure proceeding) enter and inspect the Property for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property. Absent the existence of a Default or an emergency, Lender shall be limited to entering the Property for the foregoing purposes to one time a year.

     7.4  INTENTIONALLY OMITTED.

     7.5  LEGAL EFFECT OF SECTION. Borrower and Lender agree that: (a) this
          Article 7 is intended as Lender's written request for information (and Borrower's response) concerning the environmental condition of the real property security as required by California Code of Civil Procedure Section 726.5; and (b) each provision in this Article (together with any indemnity applicable to a breach of any such provision) with respect to the environmental condition of the real property security is intended by Lender and Borrower to be an "environmental provision" for purposes of California Code of Civil Procedure Section 736, and as such it is expressly understood that Borrower's duty to indemnify Lender hereunder shall survive: (a) any judicial or non-judicial foreclosure under the Deed of Trust, or transfer of the Property in lieu thereof, (b) the release and reconveyance or cancellation of the Deed of Trust; and (c) the satisfaction of all of Borrower's obligation under the Loan Documents.


                        ARTICLE 8. COVENANTS OF BORROWER

     8.1 EXPENSES. Borrower shall immediately pay Lender upon demand all reasonable out-of-pocket costs and expenses incurred by Lender in connection with: (a) the preparation of this Agreement, all other Loan Documents and Other Related Documents contemplated hereby; (b) the administration of this Agreement, the other Loan Documents and Other Related Documents for the term of the Loan; and (c) the enforcement or satisfaction by Lender of any of Borrower's obligations under this Agreement, the other Loan Documents or the Other Related Documents. For all purposes of this Agreement, Lender's costs and expenses shall include, without limitation, all reasonable out-of-pocket appraisal fees, cost engineering and inspection fees, legal fees and expenses, accounting fees, environmental consultant fees, auditor fees, and the cost to Lender of any title insurance premiums, title surveys, reconveyance and notary fees.

     8.2 ERISA COMPLIANCE. Borrower shall at all times comply in all material respects with the provisions of ERISA with respect to any retirement or other employee benefit plan to which it is a party as employer, and as soon as possible after Borrower knows, or has reason to know, that any Reportable Event (as defined in ERISA) with respect to any such plan of Borrower has occurred, it shall furnish to Lender a written statement setting forth details as to such Reportable Event and the action, if any, which Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event furnished to the Pension Benefit Guaranty Corporation.

     8.3 LEASING. Borrower shall keep the current lease with Communications & Power Industries, Inc. as tenant in full force and effect and shall not terminate or amend said lease without the prior written consent of Lender, which consent shall not be unreasonably withheld.

     8.4 APPROVAL OF LEASES. All leases of all or any part of the Property, other than the lease with Communications & Power Industries, Inc., shall: (a) be upon terms and with tenants approved by Lender prior to Borrower's execution of any such lease, such approval not to be unreasonably withheld; and (b) include estoppel, subordination, attornment and mortgagee protection provisions reasonably satisfactory to Lender. All standard lease forms and any material deviation from any form, shall be approved by Lender prior to execution of any lease using such form. All amendments to leases and any termination of leases shall not be made without Lender's prior written consent.

     8.5  INTENTIONALLY OMITTED.

     8.6  INTENTIONALLY OMITTED.

     8.7  INTENTIONALLY OMITTED.

     8.8 OPINION OF LEGAL COUNSEL. Borrower shall provide, at Borrower's expense, an opinion of legal counsel in form and content satisfactory to Lender to the effect that: (a) upon due authorization, execution and recordation or filing as may be specified in the opinion, each of the Loan Documents shall be legal, valid and binding instruments, enforceable against the makers thereof in accordance with their respective terms, subject to customary exceptions and assumptions; (b) upon the consummation of a properly conducted non-judicial foreclosure sale under the Deed of Trust, all rights of redemption of Borrower shall be extinguished; and (c) the interest rate terms do not violate any applicable usury laws.

     8.9 FURTHER ASSURANCES. Upon Lender's reasonable request and at Borrower's sole cost and expense, Borrower shall execute, acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper, as reasonably determined by Lender, to carry out the purposes of this Agreement and the other Loan Documents or to perfect and preserve any liens created by the Loan Documents. Furthermore, Borrower agrees (i) to keep Lender fully informed of any and all developments relating to that certain Stock Sale Agreement by and between Varian Associates, Inc. and Communications & Power Industries Holding Corporation, dated as of June 9, 1995, as amended, including without limitation, those certain rights under Section 10.2 thereof (the "Indemnity Agreement"), solely, however, as such Indemnity Agreement relates to the Property, and (ii) to consider in good faith any suggestion made by Lender with respect to such Indemnity Agreement, solely as it pertains to the Property.

     8.10 ASSIGNMENT. Without the prior written consent of Lender, Borrower shall not assign Borrower's interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void.

     8.11 MANAGEMENT OF PROPERTY. Without the prior written consent of Lender, Borrower shall not enter into any agreement providing for the management, leasing or operation of the Property.

     8.12 SECURITY DEPOSITS. To the extent applicable, Borrower shall maintain all deposits, security deposits, letters of credit, lease bonds, substitute deposits, credit enhancements and other like items ("Security Deposits") under or relating to Leases in a separately designated account ("Security Deposit Account") with Lender or Lender's agent, under Lender's sole dominion and control. Borrower shall cause tenants who have delivered Security Deposits in the form of letters of credit, lease bonds or like items to have such letters of credit, lease bonds or like items amended to provide for Lender as beneficiary thereunder. Lender or Lender's agent may cause all such letters of credit, lease bonds or like items to be held during the term of the Loan by Lender, by Lender's agent or any other Person requested by Lender. Borrower agrees that all future Security Deposits shall be deposited in the Security Deposit Account if in cash or delivered to Lender or Lender's designee in the form of a letter of credit, lease bonds or like items (with Lender named as the sole beneficiary thereunder). Borrower agrees that the Security Deposits and all other tenant Security Deposits placed in the Security Deposit Account (i) shall be maintained as required by the applicable legal requirements and (ii) shall be returned if and when required by the applicable Leases and legal requirements, provided that, Borrower shall be solely responsible for compliance with the terms of the applicable Lease and legal requirements and Lender and Lender's agent shall in no event be liable for any failure of Borrower to so comply. All Security Deposits received by Borrower with respect to new Leases or existing Leases (if not already so deposited) shall promptly be deposited into the Security Deposit Account if in cash, or delivered to Lender or Lender's designee if in the form of a letter of credit, lease bonds or like items (with Lender named as sole beneficiary thereunder). Borrower shall hereafter direct all tenants to make all additional cash Security Deposit payments directly to the Security Deposit Account.


                         ARTICLE 9. REPORTING COVENANTS

     9.1 FINANCIAL INFORMATION. Borrower shall deliver to Lender, as soon as available, but in no event later than one hundred twenty (120) days after Borrower's fiscal year end, a current financial statement (including, without limitation, an income and expense statement and balance sheet) signed by the Chief Financial Officer of Borrower together with any Securities and Exchange Commission filings for the following entities:

               Borrower, and
               Communications & Power Industries, Inc.

     9.2 BOOKS AND RECORDS. Borrower shall maintain complete books of account and other records for the Property and for disbursement and use of the proceeds of the Loan, and the same shall be available for inspection and copying by Lender upon reasonable prior notice.

                        ARTICLE 10. DEFAULTS AND REMEDIES

     10.1 DEFAULT. The occurrence of any one or more of the following shall constitute an event of default ("Default") under this Agreement and the other Loan Documents:

          (a) MONETARY. Borrower's failure to pay when due any sums payable under the Note or any of the other Loan Documents; or

          (b) PERFORMANCE OF OBLIGATIONS. Borrower's failure to perform any obligation in addition to those in Section 10.1 (a) above under any of the Loan Documents; provided, however, that if a cure period is provided for the remedy of such failure, Borrower's failure to perform will not constitute a Default until such date as the specified cure period expires; or

          (c) USE. The prohibition, enjoining or interruption of Borrower's right to occupy, use or lease the Property for a continuous period of more than sixty (60) days; or

          (d) CONDEMNATION; ATTACHMENT. (i) The condemnation, seizure or appropriation of, or occurrence of an uninsured casualty with respect to any material portion of the Property; or (ii) the sequestration or attachment of, or any levy or execution upon any of the Property, any other collateral provided by Borrower under any of the Loan Documents, or any substantial portion of the other assets of Borrower, which sequestration, attachment, levy or execution is not released, expunged or dismissed prior to the earlier of sixty (60) days thereafter or the sale of the assets affected thereby; or

          (e) REPRESENTATIONS AND WARRANTIES. (i) The failure of any representation or warranty of Borrower in any of the Loan Documents and the continuation of such failure for more than ten
               (10) days after written notice to Borrower from Lender requesting that Borrower cure such failure; or

          (f) VOLUNTARY BANKRUPTCY; INSOLVENCY; DISSOLUTION. (i) The filing of a petition by Borrower for relief under the Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law; (ii) the filing of any pleading or an answer by Borrower in any involuntary proceeding under the Bankruptcy Code or other debtor relief law which admits the jurisdiction of the court or the petition's material allegations regarding Borrower's insolvency;
               (iii) a general assignment by Borrower for the benefit of creditors; or (iv) Borrower applying for, or the appointment of, a receiver, trustee, custodian or liquidator of Borrower or any of its property; or

          (g) INVOLUNTARY BANKRUPTCY. The failure of Borrower to effect a full dismissal of any involuntary petition under the Bankruptcy Code or under any other debtor relief law that is filed against Borrower or in any way restrains or limits Borrower or Lender regarding the Loan or the Property, prior to the earlier of the entry of any court order granting relief sought in such involuntary petition, or sixty (60) days after the date of filing of such involuntary petition; or

          (h) LOSS OF PRIORITY. The failure at any time of the Deed of Trust to be a valid first lien upon the Property or any portion thereof, other than as a result of any release or reconveyance of the Deed of Trust with respect to all or any portion of the Property pursuant to the terms and conditions of this Agreement; or

          (i) HAZARDOUS MATERIALS. The discovery of any new significant Hazardous Materials in, on or about the Property subsequent to the Effective Date that were not previously disclosed to Lender. Any such Hazardous Materials shall be "significant" for this purpose if said Hazardous Materials, in Lender's sole, but reasonable, discretion, have a materially adverse impact on the value of the Property.


     10.2 ACCELERATION UPON DEFAULT; REMEDIES. Upon the occurrence and during the continuation of a Default specified in Section 10.1(f) or Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by Borrower. Upon the occurrence and during the continuation of any Default specified in this Article, other than a Default under Section 10.1(f) or Section 10.1(g), Lender may, at its sole option, declare all sums owing to Lender under the Note, this Agreement and the other Loan Documents immediately due and payable. Upon such acceleration, Lender may, in addition to all other remedies permitted under this Agreement and the other Loan Documents and at law or equity, apply any sums in the Account to the sums owing under the Loan Documents and any and all obligations of Lender to fund further disbursements under the Loan shall terminate.

     10.3 DISBURSEMENTS TO THIRD PARTIES. Upon the occurrence and during the continuation of a Default occasioned by Borrower's failure to pay money to a third party as required by this Agreement, Lender may but shall not be obligated to make such payment from the Loan proceeds or other funds of Lender. If such payment is made from proceeds of the Loan, Borrower shall immediately deposit with Lender, upon written demand, an amount equal to such payment. If such payment is made from funds of Lender, Borrower shall immediately repay such funds upon written demand of Lender. In either case, the Default with respect to which any such payment has been made by Lender shall not be deemed cured until such deposit or repayment (as the case may be) has been made by Borrower to Lender.

     10.4 REPAYMENT OF FUNDS ADVANCED. Any funds expended by Lender in the exercise of its rights or remedies under this Agreement and the other Loan Documents shall be payable to Lender upon demand, together with interest at the rate applicable to the principal balance of the Note from the date the funds were expended.

     10.5 RIGHTS CUMULATIVE, NO WAIVER. All Lender's rights and remedies provided in this Agreement and the other Loan Documents, together with those granted by law or at equity, are intended to be cumulative and may, to the full extent permitted by law, be exercised by Lender at any time. Lender's exercise of any right or remedy shall not constitute a cure of any Default unless all sums then due and payable to Lender under the Loan Documents are repaid and Borrower has cured all other Defaults. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Default or failure of condition. Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms.

     10.6 POST-DEFAULT ACCESS. Upon the commencement of a nonjudicial or judicial foreclosure, Foothill Capital Corporation, as agents for the lender to Communications & Power Industries, Inc. ("Tenant's Lender"), shall have up to sixty (60) calendar days in which to enter the Property and remove the personal property of Communications & Power Industries, Inc., but not that of Borrower, provided that Tenant's Lender (i) pays rent to Lender at a fair market rate for its occupancy of the Property on a pro rated daily basis; (ii) agrees to defend, indemnify and hold harmless Lender, it's directors, officers, employees, agents, successors and assigns from and against any and all direct losses, claims, damages and liabilities (excluding consequential or incidental damages) which Lender may incur as a result of Tenant's Lender's actions or omissions while in occupancy; and (iii) immediately repairs and restores, at its sole cost and expense, any and all damage caused by the removal of said personal property.


                      ARTICLE 11. MISCELLANEOUS PROVISIONS

     11.1 INDEMNITY. SUBJECT TO THE PROVISIONS OF SECTION 2.10 CONTAINED HEREIN, BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES) WHICH LENDER MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE PURPOSE TO WHICH BORROWER APPLIES THE LOAN PROCEEDS; (B) THE FAILURE OF BORROWER TO PERFORM ANY OBLIGATIONS AS AND WHEN REQUIRED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; (C) ANY FAILURE AT ANY TIME OF ANY OF BORROWER'S REPRESENTATIONS OR WARRANTIES TO BE TRUE AND CORRECT; OR (D) ANY ACT OR OMISSION BY BORROWER, CONSTITUENT PARTNER OR MEMBER OF BORROWER, ANY

          CONTRACTOR, SUBCONTRACTOR OR MATERIAL SUPPLIER, ENGINEER, ARCHITECT OR OTHER PERSON OR ENTITY WITH RESPECT TO ANY OF THE PROPERTY. SUBJECT TO THE PROVISIONS OF SECTION 2.10 CONTAINED HEREIN, BORROWER SHALL IMMEDIATELY PAY TO LENDER UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE.

     11.2 FORM OF DOCUMENTS. The form and substance of all documents, instruments, and forms of evidence to be delivered to Lender under the terms of this Agreement and any of the other Loan Documents shall be subject to Lender's approval and shall not be modified, superseded or terminated in any respect without Lender's prior written approval.

     11.3 NO THIRD PARTIES BENEFITED. No person other than Lender and Borrower and their permitted successors and assigns shall have any right of action under any of the Loan Documents.

     11.4 NOTICES. All notices, demands, or other communications under this Agreement and the other Loan Documents shall be in writing and shall be delivered to the appropriate party at the address set forth on the signature page of this Agreement (subject to change from time to time by written notice to all other parties to this Agreement). All notices, demands or other communications shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, except that notice of Default may be sent by certified mail, return receipt requested, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon receipt; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

     11.5 ATTORNEY-IN-FACT. Borrower hereby irrevocably appoints and authorizes Lender, as Borrower's attorney-in-fact, which agency is coupled with an interest, to execute and/or record in Lender's or Borrower's name any notices, instruments or documents that Lender deems appropriate to protect Lender's interest under any of the Loan Documents.

     11.6 ACTIONS. Borrower agrees that Lender, in exercising the rights, duties or liabilities of Lender or Borrower under the Loan Documents, may commence, appear in or defend any action or proceeding purporting to affect the Property, or the Loan Documents and Borrower shall immediately reimburse Lender upon demand for all reasonable out-of-pocket expenses so incurred or paid by Lender, including, without limitation, reasonable out-of-pocket attorneys' fees and expenses and court costs.

     11.7 RIGHT OF CONTEST. Borrower may contest in good faith any claim, demand, levy or assessment by any person other than Lender which would constitute a Default if: (a) Borrower pursues the contest diligently, in a manner which Lender determines is not prejudicial to Lender, and does not impair the rights of Lender under any of the Loan Documents; and (b) Borrower deposits with Lender any funds or other forms of assurance which Lender in good faith determines from time to time appropriate to protect Lender from the consequences of the contest being unsuccessful. Borrower's compliance with this Section shall operate to prevent such claim, demand, levy or assessment from becoming a Default.

     11.8 RELATIONSHIP OF PARTIES. The relationship of Borrower and Lender under the Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any third party with respect to the Property, except as expressly provided in this Agreement and the other Loan Documents.

     11.9 DELAY OUTSIDE LENDER'S CONTROL. Lender shall not be liable in any way to Borrower or any third party for Lender's failure to perform or delay in performing under the Loan Documents if such failure to perform or delay in performing results directly or indirectly from, or is based upon, the action, inaction, or purported action, of any governmental or local authority, or because of war, rebellion, insurrection, strike, lock-out, boycott or blockade (whether presently in effect, announced or in the reasonable judgment of Lender deemed probable), or from any Act of God or other cause or event beyond Lender's control.

    11.10 ATTORNEYS' FEES AND EXPENSES; ENFORCEMENT. If any attorney is engaged by Lender to enforce or defend any provision of this Agreement, any of the other Loan Documents or Other Related Documents, or as a consequence of any Default under the Loan Documents, with or without the filing of any legal action or proceeding, and including, without limitation, any reasonable out-of-pocket fees and expenses incurred in any bankruptcy proceeding of the Borrower, then Borrower shall immediately pay to Lender, upon demand, the amount of all reasonable out-of-pocket attorneys' fees and expenses and all reasonable out-of-pocket costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein.

    11.11 IMMEDIATELY AVAILABLE FUNDS. Unless otherwise expressly provided for in this Agreement, all amounts payable by Borrower to Lender shall be payable only in United States currency, immediately available funds.

    11.12 LENDER'S CONSENT. Wherever in this Agreement there is a requirement for Lender's consent and/or a document to be provided or an action taken "to the satisfaction of Lender", it is understood by such phrase that Lender shall exercise its consent, right or judgment in a reasonable manner given the specific facts and circumstance applicable at the time.

    11.13 LOAN SALES AND PARTICIPATION; DISCLOSURE OF INFORMATION. Borrower agrees that Lender may elect, at any time, to sell, assign or grant participation in all or any portion of its rights and obligations under the Loan Documents, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lender's sole discretion ("Participant"). Borrower further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Property and its operation; (b) any party connected with the Loan (including, without limitation, the Borrower, any partner of Borrower, any constituent partner or member of Borrower; and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan. In the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Borrower further agrees that the Loan Documents shall be sufficient evidence of the obligations of Borrower to each purchaser, assignee, or participant, and upon written request by Lender, Borrower shall enter into such amendments or modifications to the Loan Documents as may be reasonably required in order to evidence any such sale, assignment or participation. The indemnity obligations of Borrower under the Loan Documents shall also apply with respect to any purchaser, assignee or participant.

    11.14 CAPITAL ADEQUACY. If Lender or any Participant in the Loan, or either of them, determines that compliance with any law or regulation or with any guideline or request from any central bank or other governmental agency (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by Lender or such Participant, or any corporation controlling Lender or such Participant, as a consequence of, or with reference to, Lender's or such Participant's or such corporation's commitments or its making or maintaining advances below the rate which Lender or such Participant or such corporation controlling Lender could have achieved but for such compliance (taking into account the policies of Lender or such Participant or corporation with regard to capital), then Borrower shall, from time to time, within thirty (30) calendar days after written demand by Lender or such Participant, pay to Lender or such Participant additional amounts sufficient to compensate Lender or such Participant or such corporation controlling Lender to the extent that Lender determines such increase in capital is allocable to Lender's obligations hereunder, provided that such demand is made of similar borrowers under loan documents containing similar provisions as those contained in the Loan Documents. A certificate as to such amounts, submitted to Borrower by Lender or such Participant, shall be conclusive and binding for all purposes, absent manifest error.

    11.15 LENDER'S AGENTS. Lender may designate an agent or independent contractor to exercise any of Lender's rights under this Agreement and any of the other Loan Documents. Any reference to Lender in any of the Loan Documents shall include Lender's agents, employees or independent contractors.

          Borrower shall pay the costs of such agent or independent contractor either directly to such person or to Lender in reimbursement of such costs, as applicable.

    11.16 TAX SERVICE. Lender is authorized to secure, at Borrower's expense, a tax service contract with a third party vendor which shall provide tax information on the Property satisfactory to Lender.

    11.17 ARBITRATION.

          (a) ARBITRATION. Upon the demand of any party, any dispute shall be resolved by binding arbitration (except as set forth in Paragraphs 11.17(e) and 11.17(f) below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement and each other document, contract and instrument required hereby or now or hereafter delivered to Lender in connection herewith, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the foregoing documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the foregoing documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

          (b) GOVERNING RULES. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States
               Code), notwithstanding any conflicting choice of law provision in any of the foregoing documents. The arbitration shall be conducted at a location in California selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under Section 91 of Title 12 of the United States Code or any similar applicable state law.

          (c) NO WAIVER; PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation, injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration or reference hereunder.

          (d) ARBITRATOR QUALIFICATIONS AND POWERS; AWARDS. Arbitrators must be active members of the California State Bar or retired judges of the state or federal judiciary of California, with expertise in the substantive law applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the State of California, (ii) may grant any remedy or relief that a court of the State of California could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the California Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

          (e) JUDICIAL REVIEW. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the State of California, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (1) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (2) whether the conclusions of law are erroneous under the substantive law of the State of California. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the State of California.

          (f) REAL PROPERTY COLLATERAL; JUDICIAL REFERENCE. Notwithstanding anything herein to the contrary, no Dispute shall be submitted to arbitration if the Dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real property unless
               (i) the holder of the mortgage, lien or security interest specifically elects in writing to proceed with the arbitration, or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens and security interests securing such indebtedness and obligations, shall remain fully valid and enforceable. If any such Dispute is not submitted to arbitration, the Dispute shall be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq., and this general reference agreement is intended to be specifically enforceable in accordance with said Section 638. A referee with the qualifications required herein for arbitrators shall be selected pursuant to the AAA's selection procedures. Judgment upon the decision rendered by a referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

          (g) MISCELLANEOUS. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the foregoing documents or the subject matter of the Dispute shall control. This Agreement may be amended or modified only in writing signed by Lender and Borrower. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement. This arbitration provision shall survive termination, amendment or expiration of any of the foregoing documents or any relationship between the parties.

    11.18 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY

          AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

    11.19 SEVERABILITY. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Note or this Agreement or any other Loan Document, or the right of collectibility therefore, are declared to be or become invalid, illegal or unenforceable, Lender's obligations to make advances under the Loan Documents shall not be enforceable by Borrower.

    11.20 HEIRS, SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided under the terms and conditions of this Agreement, the terms of the Loan Documents shall bind and inure to the benefit of the heirs, successors and assigns of the parties.

    11.21 TIME. Time is of the essence of each and every term of this Agreement.

    11.22 HEADINGS. All article, section or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

    11.23 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of California, except to the extent preempted by federal laws. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within the State of California having proper venue and also consent to service of process by any means authorized by California or federal law.

    11.24 INTEGRATION; INTERPRETATION. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.

    11.25 JOINT AND SEVERAL LIABILITY. The liability of all persons and entities obligated in any manner under this Agreement and any of the Loan Documents shall be joint and several.

    11.26 COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date appearing on the first page of this Agreement.


                                        "LENDER"

                                        WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Its:
                                            ------------------------------------


Lender's Address                        With a copy to:

WELLS FARGO BANK, NATIONAL ASSOCIATION  WELLS FARGO BANK, NATIONAL ASSOCIATION
Real Estate Group (AU# 2034)            Disbursement and Operations Center
555 Montgomery Street                   2120 East Park Place, Suite 100
16th Floor                              El Segundo, CA  90245
San Francisco, CA 94111
                                        Attention:  Marissa Santos
Attention:  Robin L. Dixon


                                        "BORROWER"


                                        COMMUNICATIONS & POWER INDUSTRIES
                                        HOLDING CORPORATION,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Its:
                                            ------------------------------------

                                        Borrower's Address:
                                        607 Hansen Way
                                        Palo Alto, CA 94303-1110

                                        Attention: Lynn E. Harvey, CFO

                                        With a copy to:
                                        Leonard Green & Partners, L.P.
                                        11111 Santa Monica Boulevard, Suite 2000
                                        Los Angeles, California 90025

                                        Attention: Greg Annick

                                        With a copy to:
                                        Irell & Manella LLP
                                        1800 Avenue of the Stars, Suite 900
                                        Los Angeles, California 90067-4276

                                        Attention: Chris Kennedy

                                                                       EXHIBIT A
                                                                   Loan No. 1440


                       EXHIBIT A - DESCRIPTION OF PROPERTY


Exhibit A to LOAN AGREEMENT between COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, a Delaware corporation, as "Borrower", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender", dated as of December __, 2000.

The land referred to herein is situated in the County of San Mateo, State of California, and is described as follows:

All that certain real property located in the City of San Carlos, County of San Mateo, State of California, all of Parcel 1 as shown on the Parcel Map recorded in Volume 20 of Parcel Maps at page 23 in the Records of said County, described in metes as follows:

Beginning at Northerly corner of said Parcel; thence through the following numbered courses:

1) South 37 degrees 56' 04" East 739.82 feet to a curve to the right with a radius of 447.00 feet

2) along said curve through a central angle of 33 degrees 54' 48" an arc distance of 264.58 feet

3) South 04 degrees 01' 16" East 182.93 feet to a curve to the left with a radius of 553.00 feet

4) along said curve through a central angle of 02 degrees 38' 43" an arc distance of 25.53 feet

5)   South 46 degrees 51' 36" West 476.39 feet

6)   North 42 degrees 08' 24" West 1153.65 feet

7)   North 47 degrees 51' 36" East 752.91 feet to the point of beginning.

A.P. No.: 046-051-020                   JPN     046 005 051 02 A
          046-051-070                           046 005 051 07 A

                                                                       EXHIBIT B
                                                                   Loan No. 1440


                              EXHIBIT B - DOCUMENTS

Exhibit B to LOAN AGREEMENT between COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, a Delaware corporation, as "Borrower", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender", dated as of December __, 2000.

1. Loan Documents. The documents listed below, numbered 1.1 through 1.5, inclusive, and amendments, modifications and supplements thereto which have received the prior written consent of Lender, together with any documents executed in the future that are approved by Lender and that recite that they are "Loan Documents" for purposes of this Agreement are collectively referred to herein as the Loan Documents.

     1.1  This Agreement.

     1.2 The Promissory Note Secured by Deed of Trust of even date herewith in the original principal amount of the Loan made by Borrower payable to the order of Lender.

     1.3 The Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith executed by Non-Borrower Trustor, as Trustor, to American Securities Company, a California corporation, as Trustee, for the benefit of Lender, as Beneficiary.

     1.4 Uniform Commercial Code - National Financing Statement - Form UCC-1, dated December __, 2000, executed by Borrower as Debtor and Lender as Secured Party.

     1.5 Corporate Resolution authorizing borrowing and hypothecation of property of even date herewith certified by the Secretary of COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, a Delaware corporation.

Other Related Documents (Which Are Not Loan Documents):

     i. Funds Transfer Agreement for Disbursement of Loan Proceeds dated December __, 2000, executed by and between Borrower and Wells Fargo Bank, National Association.

     ii. Agreement For Disbursement Prior To Recording And Amendment To Note of even date herewith executed by and between Borrower and Lender.

     iii. Unsecured Hazardous Materials Indemnity Agreement dated December __, 2000 executed by and between Borrower and Lender.

     iv. Opinion of Borrower's Legal Counsel dated December __, 2000, executed by Irell & Manella LLP.